UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08748

Wanger Advisors Trust

(Exact name of registrant as specified in charter)

71 S Wacker Dr.

Suite 2500

Chicago, IL 60606,USA

(Address of principal executive offices) (Zip code)

Ryan C. Larrenaga

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, Massachusetts 02210

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, Massachusetts 02210

Mary C. Moynihan

Perkins Coie LLP

700 13th Street, NW

Suite 800

Washington, DC 20005

(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 634-9200

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2023
Wanger Acorn
Managed by Columbia Wanger Asset Management, LLC
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that the Fund tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key Fund information the SEC believes is most relevant to investors in assessing their investment in the Fund. Much of the information, including the Fund’s financial statements, that is currently disclosed in the Fund’s shareholder reports will instead be made available on the Fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Wanger Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending June 30, 2024.
The new rule also requires the Fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for the Fund in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their Fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Wanger Acorn (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Wanger Asset Management, LLC (the Investment Manager)
71 S Wacker Drive, Suite 2500
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Wanger Acorn | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.

Portfolio management
Erika K. Maschmeyer, CFA
Lead Portfolio Manager since February 2023
Service with the Fund since 2016
John L. Emerson, CFA
Portfolio Manager since 2021
Service with the Fund since 2003

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years	Life of Fund
Wanger Acorn	05/03/95	21.74	7.51	7.20	10.59
Russell 2500 Growth Index		18.93	11.43	8.78	-
Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiathreadneedleus.com/investor/.
Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under, or any taxes that might be associated with, your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
The Fund’s annual operating expense ratio of 0.95% is stated as of the Fund’s prospectus dated May 1, 2023, as supplemented, and differences in expense ratios disclosed elsewhere in this report may result from the reflection of fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.
All results shown assume reinvestment of distributions.
The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
The Fund’s performance prior to May 1, 2022 reflects returns achieved pursuant to a strategy with a different market capitalization limit on the companies in which the Fund invests a majority of its assets. If the Fund’s current strategies had been in place for the prior periods, results shown would have been different.
Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Wanger Acorn  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

This graph compares the results of $10,000 invested in Wanger Acorn on December 31, 2013 through December 31, 2023 to the Russell 2500 Growth Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.

Portfolio breakdown (%) (at December 31, 2023)
Common Stocks	96.9
Money Market Funds	3.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at December 31, 2023)
Communication Services	2.2
Consumer Discretionary	19.9
Consumer Staples	3.1
Energy	2.8
Financials	7.0
Health Care	20.0
Industrials	19.9
Information Technology	19.3
Materials	3.2
Real Estate	2.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4
Wanger Acorn  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
Wanger Acorn returned 21.74% for the 12-month period ended December 31, 2023, outperforming the 18.93% return of the Fund’s benchmark, the Russell 2500 Growth Index, for the same period.
Market overview
U.S. stocks posted a robust total return in 2023, although the upward path was uneven.
After a strong start to the year, March saw stocks decline in response to a regional banking crisis. Following actions by the U.S. Federal Reserve (Fed) to provide liquidity and stabilize the financial sector, the market moved higher for much of April through July as bank concerns eased and investors began to anticipate an end to the Fed’s rate hikes. August saw the beginning of a downturn as a sharp increase in oil prices fueled concerns that inflation, which had been on the decline, would reaccelerate and lead to elevated interest rates for an extended period. Treasury yields spiked and stocks retreated.
The fourth quarter saw a continuation of the market’s roller coaster trend. The market slid in October, with stocks remaining mired in a sell-off caused by concerns (which we believed were overblown) of both “higher for longer” interest rates and a “hard landing.” Uncertainty around consumer strength amid a slower economy and the resumption of student loan repayments, government dysfunction and the outbreak of war in Gaza also weighed on sentiment. However, a reduction in oil prices, better-than-expected inflation reports and a greater than 50 basis point decline in 10-year treasury yields led to a pronounced improvement in investor sentiment in November. The rally gained additional steam in December, when comments from Fed Chair Powell suggested that the central bank was not only finished raising rates, but also might begin to cut as soon as the first half of 2024. Additionally, gross domestic product growth remained positive despite the aggressive interest rate increases, fueling optimism about the economy.
Stocks surged on these favorable developments, propelling many major U.S. indexes near or above all-time highs by year-end. Within the benchmark Russell 2500 Growth Index, performance contributions were led by the information technology, industrials and consumer discretionary sectors, while energy was the biggest laggard, finishing essentially flat for the year. Within the information technology sector, performance was largely driven by outsize gains for artificial intelligence- and crypto-related stocks. Within the industrials and consumer discretionary sectors, stocks related to homebuilding were among the standouts.
The Fund’s notable contributors during the period
•
Wingstop, Inc., a multinational chain of restaurants specializing in chicken wings, was, for the second consecutive year, the Fund’s top contributor to absolute returns. We view Wingstop as a classic “classification misfit” in that many investors view its valuation as overly expensive simply because the company has no clear peer among restaurants in that it is asset-light and has a long runway for durable, above-market growth. We continue to see significant upside to the stock based on our assessment of Wingstop’s long-term cash flow prospects. The Fund’s performance benefited from some tactical additions to the position in the fall; however, subsequent trimming proved premature given the stock’s robust upward move.
•
West Pharmaceutical Services, Inc. is the leading provider of drug packaging components, with more than 70% market share for rubber stoppers and plungers used in drug delivery systems. The company’s underlying growth in 2023 was much better than investors expected, and more than offset a significant decline in COVID-related revenue. We added the position and then significantly increased the position size in the fall of 2022 and spring of 2023 on share price weakness, benefiting Fund performance. We also trimmed the position in the middle of 2023 at higher prices before the stock gave back some of its gains. West Pharmaceutical benefits from multiple secular tailwinds, including an aging population and increasingly complex biologic drugs that require higher value packaging. We continue to have a positive view on the stock and believe the company will compound earnings and cash flow at an attractive growth rate for years to come.
•
Williams-Sonoma, Inc., in our view, is an underappreciated specialty retailer of strong home brands, including Pottery Barn, West Elm and Williams Sonoma, with scale benefits from its brand portfolio. The stock pulled back in February and March of 2023 on concerns that demand for home-related goods would ease amid depressed existing home sales, and we took the opportunity to significantly increase our position. Williams-Sonoma has implemented several operational improvements that we believe are yet to be fully appreciated in its valuation. In the second half of the year,
Wanger Acorn  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
results demonstrated a greater-than-expected ability to protect earnings through restructuring and other efforts to boost profitability. We trimmed the position late in the year as our anticipated upside narrowed slightly, but we believe the company’s fundamentals remain strong.
•
Natera, Inc. is a genomic diagnostics company with leading market share in non-invasive prenatal screening and a first-mover advantage in the still developing, but in our view promising, market for blood-based cancer recurrence monitoring (also known as minimum residual disease or MRD). The year marked an inflection point for the company’s MRD test Signatera, which helped drive multiple quarters of earnings beats and raised guidance, while both gross margin and quarterly cash burn improved. Natera essentially created the category of tumor-informed or personalized MRD, and clinical trial data has been impressive with Signatera diagnosing cancer recurrence up to nine months faster than traditional imaging. The company is still in the early innings of penetrating this large market, but we believe its early traction has been impressive, and the test is already being ordered by more than one-third of oncologists.
The Fund’s notable detractors during the period
•
Paycom Software, Inc. provides a suite of payroll and other human capital management software that offers employees flexibility and ease of use, helping businesses operate more efficiently. Paycom has also developed a sales process that allows it to address mid-sized businesses more cost effectively than its competitors. The combination of product fit and tailored selling process provides Paycom with a competitive advantage. Paycom’s stock meaningfully underperformed, especially in the second half of 2023, after its forward outlook disappointed two quarters in a row. The biggest plunge came after Paycom provided initial 2024 revenue growth guidance, which called for a far steeper deceleration than the market was expecting. The miss was largely driven by headwinds created by a shift in strategy. We believed the initial stock reaction was overdone and initially maintained the full position. After the stock recouped some of its losses, we took the opportunity to reduce the size of the position, based on our view of increased risk related to the company’s strategic shift. We continue to view Paycom as a solid business trading at an attractive valuation and the Fund maintained a meaningful position at year end.
•
Outset Medical, Inc. is a high-growth medical technology company with what we believe to be an innovative dialysis machine that has disrupted the traditional in-clinic dialysis market. Recent underperformance has been driven by short-term regulatory setbacks for some of its new product accessory introductions, as well as longer term concerns related to the potential impact from the use of GLP-1 drugs for weight loss, as obesity is a risk factor for kidney disease. While the company has had execution stumbles, we believe Outset’s products remain well positioned with impressive early traction. We kept the position size small due to Outset’s low market cap, higher volatility and relatively undiversified product mix at this stage. However, the negative impact on the Fund’s performance was material given the extreme decline in the stock and the fact that we added to the position on pullbacks before the stock bottomed.
•
Calix, Inc. is, we believe, a “classification misfit” as it is often lumped in with the communication hardware companies that provide fiber and other hardware components to build broadband networks, while its customer base is largely small rural telecommunication companies and electrical co-ops that are using federal funds to build high-speed internet access in rural America. Our investment theme for Calix centers on its providing high-margin software to clients after they have installed Calix hardware, which helps customers sell software apps and better service their customers. Unfortunately, during the summer, it was determined that federal regulations required rural telecoms to choose between the two rural broadband development programs rather than leverage both. The impacted telecoms are taking some time to decide which government program is right for them, leading Calix to lower its 2024 revenue guidance. We significantly reduced the position as a result, but retained a modest position as we believe revenue growth should re-accelerate as customers choose between government programs.
•
Maravai LifeSciences Holdings, Inc. provides raw materials essential for drug development, primarily messenger RNA (mRNA) and enzymes used in developing vaccines and gene therapies. The stock underperformed during 2023 due to headwinds impacting funding at its earlier-stage biotech customers along with a continued run-off in COVID-related revenues. Maravai has been one of the companies most impacted by the “COVID cliff” as its products were key components for two of the three leading COVID vaccines. However, mRNA-based drug development will be a several year trend that Maravai is positioned to benefit from. In our view, the market is currently overlooking the company due
6
Wanger Acorn  | Annual Report 2023

Manager Discussion of Fund Performance (continued)
(Unaudited)
to its uneven operating performance over the past few years. We believe there is a significant value creation opportunity for this unique early-stage growth company, with long-term potential for mid-teens revenue growth along with best-in-class margins and return on invested capital.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific securities should not be construed as a recommendation or investment advice.
Wanger Acorn  | Annual Report 2023
7

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur three types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include investment advisory fees and other expenses for Wanger Acorn (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger Acorn	1,000.00	1,000.00	1,047.10	1,020.19	4.85	4.78	0.95
Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 365.
Had the Investment Manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced. See Note 3 to the Financial Statements.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
8
Wanger Acorn  | Annual Report 2023

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 97.0%
Issuer	Shares	Value ($)
Communication Services 2.1%
Entertainment 1.4%
Take-Two Interactive Software, Inc.(a)	46,096	7,419,151
Media 0.7%
Trade Desk, Inc. (The), Class A(a)	52,085	3,748,037
Total Communication Services		11,167,188
Consumer Discretionary 19.3%
Automobile Components 1.0%
Dorman Products, Inc.(a)	60,941	5,083,089
Broadline Retail 0.6%
Etsy, Inc.(a)	41,482	3,362,116
Distributors 2.0%
Pool Corp.	26,637	10,620,438
Diversified Consumer Services 1.9%
Bright Horizons Family Solutions, Inc.(a)	107,081	10,091,313
Hotels, Restaurants & Leisure 5.8%
Churchill Downs, Inc.	94,788	12,789,745
Planet Fitness, Inc., Class A(a)	86,569	6,319,537
Portillo’s, Inc., Class A(a)	194,823	3,103,531
Wingstop, Inc.	25,428	6,524,316
Xponential Fitness, Inc., Class A(a)	163,188	2,103,493
Total		30,840,622
Household Durables 3.3%
Skyline Champion Corp.(a)	135,391	10,054,136
TopBuild Corp.(a)	19,393	7,258,024
Total		17,312,160
Specialty Retail 4.7%
Boot Barn Holdings, Inc.(a)	62,041	4,762,267
Five Below, Inc.(a)	54,770	11,674,773
Williams-Sonoma, Inc.	41,065	8,286,096
Total		24,723,136
Total Consumer Discretionary		102,032,874
Consumer Staples 3.1%
Beverages 0.6%
Celsius Holdings, Inc.(a)	57,721	3,146,949
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples Distribution & Retail 2.0%
BJ’s Wholesale Club Holdings, Inc.(a)	160,232	10,681,065
Household Products 0.5%
WD-40 Co.	9,361	2,237,934
Total Consumer Staples		16,065,948
Energy 2.7%
Energy Equipment & Services 0.9%
ChampionX Corp.	66,204	1,933,819
Helix Energy Solutions Group, Inc.(a)	275,813	2,835,358
Total		4,769,177
Oil, Gas & Consumable Fuels 1.8%
Antero Resources Corp.(a)	107,077	2,428,506
APA Corp.	117,145	4,203,163
Diamondback Energy, Inc.	18,464	2,863,397
Total		9,495,066
Total Energy		14,264,243
Financials 6.8%
Banks 1.7%
Lakeland Financial Corp.	44,031	2,869,060
Pinnacle Financial Partners, Inc.	33,905	2,957,194
Western Alliance Bancorp	48,815	3,211,539
Total		9,037,793
Capital Markets 3.3%
Ares Management Corp., Class A	32,636	3,881,073
GCM Grosvenor, Inc., Class A	757,847	6,790,309
Houlihan Lokey, Inc., Class A	57,427	6,886,072
Total		17,557,454
Insurance 1.8%
Ryan Specialty Holdings, Inc., Class A(a)	219,753	9,453,774
Total Financials		36,049,021
Health Care 19.4%
Biotechnology 5.8%
Apellis Pharmaceuticals, Inc.(a)	12,046	721,074
Arrowhead Pharmaceuticals, Inc.(a)	39,629	1,212,648
bluebird bio, Inc.(a)	436,566	602,461
Exact Sciences Corp.(a)	143,285	10,600,224
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Acorn  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Exelixis, Inc.(a)	71,088	1,705,401
Insmed, Inc.(a)	58,508	1,813,163
Karuna Therapeutics, Inc.(a)	4,932	1,561,027
Natera, Inc.(a)	137,416	8,607,738
Revolution Medicines, Inc.(a)	48,663	1,395,655
Sarepta Therapeutics, Inc.(a)	27,116	2,614,796
Total		30,834,187
Health Care Equipment & Supplies 3.4%
Glaukos Corp.(a)	55,179	4,386,179
Inspire Medical Systems, Inc.(a)	32,417	6,594,590
Insulet Corp.(a)	21,218	4,603,882
Outset Medical, Inc.(a)	426,350	2,306,553
Total		17,891,204
Health Care Providers & Services 0.8%
Chemed Corp.	4,892	2,860,597
P3 Health Partners, Inc., Class A(a)	866,898	1,222,326
Total		4,082,923
Life Sciences Tools & Services 7.8%
BioLife Solutions, Inc.(a)	138,759	2,254,834
Bio-Techne Corp.	170,513	13,156,783
DNA Script(a),(b),(c),(d)	2,550	530,472
Maravai LifeSciences Holdings, Inc., Class A(a)	344,455	2,256,180
Repligen Corp.(a)	67,460	12,129,308
Stevanato Group SpA	95,080	2,594,733
West Pharmaceutical Services, Inc.	23,896	8,414,260
Total		41,336,570
Pharmaceuticals 1.6%
Catalent, Inc.(a)	161,052	7,236,066
Pliant Therapeutics, Inc.(a)	58,436	1,058,276
Total		8,294,342
Total Health Care		102,439,226
Industrials 19.3%
Aerospace & Defense 3.1%
Axon Enterprise, Inc.(a)	28,012	7,236,340
Curtiss-Wright Corp.	41,605	9,269,178
Total		16,505,518
Commercial Services & Supplies 1.5%
Casella Waste Systems, Inc., Class A(a)	93,566	7,996,150
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction & Engineering 2.5%
WillScot Mobile Mini Holdings Corp.(a)	297,203	13,225,534
Electrical Equipment 2.0%
Atkore, Inc.(a)	56,020	8,963,200
Vertiv Holdings Co.	33,676	1,617,458
Total		10,580,658
Machinery 3.6%
IDEX Corp.	22,242	4,828,961
Middleby Corp. (The)(a)	25,196	3,708,095
SPX Technologies, Inc.(a)	103,842	10,489,080
Total		19,026,136
Professional Services 5.2%
Exponent, Inc.	58,892	5,184,852
ICF International, Inc.	33,692	4,517,760
KBR, Inc.	150,427	8,335,160
Parsons Corp.(a)	51,840	3,250,886
Paycom Software, Inc.	21,625	4,470,320
Paylocity Holding Corp.(a)	11,256	1,855,552
Total		27,614,530
Trading Companies & Distributors 1.4%
SiteOne Landscape Supply, Inc.(a)	44,815	7,282,438
Total Industrials		102,230,964
Information Technology 18.7%
Communications Equipment 0.5%
Calix, Inc.(a)	65,757	2,872,924
IT Services 3.9%
Endava PLC, ADR(a)	54,370	4,232,705
Globant SA(a)	38,716	9,213,634
MongoDB, Inc.(a)	10,610	4,337,898
VeriSign, Inc.(a)	14,122	2,908,567
Total		20,692,804
Semiconductors & Semiconductor Equipment 3.3%
Aehr Test Systems(a)	50,765	1,346,795
Axcelis Technologies, Inc.(a)	5,534	717,704
Lattice Semiconductor Corp.(a)	74,326	5,127,751
Monolithic Power Systems, Inc.	6,378	4,023,115
The accompanying Notes to Financial Statements are an integral part of this statement.
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Wanger Acorn  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Onto Innovation, Inc.(a)	21,937	3,354,167
Rambus, Inc.(a)	41,046	2,801,390
Total		17,370,922
Software 9.8%
Bentley Systems, Inc., Class B	160,739	8,387,361
Crowdstrike Holdings, Inc., Class A(a)	11,519	2,941,031
DoubleVerify Holdings, Inc.(a)	158,950	5,846,181
HubSpot, Inc.(a)	13,887	8,061,959
Sprout Social, Inc., Class A(a)	162,319	9,972,879
Workiva, Inc., Class A(a)	72,435	7,354,326
Zeta Global Holdings Corp., Class A(a)	241,709	2,131,873
Zscaler, Inc.(a)	31,448	6,967,619
Total		51,663,229
Technology Hardware, Storage & Peripherals 1.2%
Super Micro Computer, Inc.(a)	22,593	6,422,286
Total Information Technology		99,022,165
Materials 3.1%
Chemicals 1.4%
Albemarle Corp.	20,703	2,991,170
Avient Corp.	101,025	4,199,609
Total		7,190,779
Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging 1.7%
Avery Dennison Corp.	45,643	9,227,189
Total Materials		16,417,968
Real Estate 2.5%
Real Estate Management & Development 2.5%
Colliers International Group, Inc.	105,245	13,315,597
Total Real Estate		13,315,597
Total Common Stocks (Cost $421,669,692)		513,005,194

Money Market Funds 3.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(e),(f)	16,639,665	16,636,337
Total Money Market Funds (Cost $16,632,312)		16,636,337
Total Investments in Securities (Cost: $438,302,004)		529,641,531
Other Assets & Liabilities, Net		(482,228)
Net Assets		529,159,303
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)
Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2023, the total value of these securities amounted to $530,472, which represents 0.10% of total net assets.

(c)
Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At December 31, 2023, the total market value of these securities amounted to $530,472, which represents 0.10% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
DNA Script	10/01/2021	2,550	2,223,535	530,472

(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at December 31, 2023.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Acorn  | Annual Report 2023
11

Portfolio of Investments (continued)
December 31, 2023
Notes to Portfolio of Investments (continued)
(f)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	13,126,511	118,021,517 *	(114,513,908)	2,217	16,636,337	(2,298)	874,801	16,639,665

*	Includes the effect of affiliated issuers acquired in the fund reorganization.
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■
 Level 1 – quoted prices in active markets for identical securities
■
 Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■
 Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Investment Manager’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Board of Trustees has designated the Investment Manager as the Fund’s valuation designee. The Investment Manager, in turn, has authorized its Valuation Committee (the Committee) to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the valuation policies and procedures approved by the Board of Trustees (the Policies).
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the Investment Manager believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Investment Manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	11,167,188	—	—	11,167,188
Consumer Discretionary	102,032,874	—	—	102,032,874
Consumer Staples	16,065,948	—	—	16,065,948
Energy	14,264,243	—	—	14,264,243
Financials	36,049,021	—	—	36,049,021
Health Care	101,908,754	—	530,472	102,439,226
Industrials	102,230,964	—	—	102,230,964
Information Technology	99,022,165	—	—	99,022,165
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Wanger Acorn  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Materials	16,417,968	—	—	16,417,968
Real Estate	13,315,597	—	—	13,315,597
Total Common Stocks	512,474,722	—	530,472	513,005,194
Money Market Funds	16,636,337	—	—	16,636,337
Total Investments in Securities	529,111,059	—	530,472	529,641,531
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Acorn  | Annual Report 2023
13

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $421,669,692)	$513,005,194
Affiliated issuers (cost $16,632,312)	16,636,337
Receivable for:
Capital shares sold	83,707
Dividends	186,307
Foreign tax reclaims	4,150
Expense reimbursement due from Investment Manager	894
Prepaid expenses	13,639
Total assets	529,930,228
Liabilities
Payable for:
Capital shares redeemed	241,717
Investment advisory fee	10,854
Service fees	88,069
Administration fees	733
Compensation of chief compliance officer	1,579
Compensation of board members	2,774
Other expenses	75,955
Deferred compensation of board members	349,244
Total liabilities	770,925
Net assets applicable to outstanding capital stock	$529,159,303
Represented by
Paid in capital	557,844,507
Total distributable earnings (loss)	(28,685,204)
Total - representing net assets applicable to outstanding capital stock	$529,159,303
Shares outstanding	39,708,316
Net asset value per share	13.33
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Wanger Acorn  | Annual Report 2023

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$2,196,017
Dividends — affiliated issuers	874,801
Income from securities lending — net	126,198
Foreign taxes withheld	(8,829)
Total income	3,188,187
Expenses:
Investment advisory fee	3,601,460
Service fees	562,369
Administration fees	243,342
Custodian fees	9,547
Printing and postage fees	64,716
Accounting services fees	23,146
Legal fees	162,874
Compensation of chief compliance officer	2,864
Compensation of board members	68,826
Deferred compensation of board members	48,410
Other	40,613
Total expenses	4,828,167
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(142,974)
Total net expenses	4,685,193
Net investment loss	(1,497,006)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	4,126,477
Investments — affiliated issuers	(2,298)
Net realized gain	4,124,179
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	90,879,983
Investments — affiliated issuers	2,217
Net change in unrealized appreciation (depreciation)	90,882,200
Net realized and unrealized gain	95,006,379
Net increase in net assets resulting from operations	$93,509,373
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Acorn  | Annual Report 2023
15

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment loss	$(1,497,006)	$(1,927,196)
Net realized gain (loss)	4,124,179	(91,533,245)
Net change in unrealized appreciation (depreciation)	90,882,200	(131,691,257)
Net increase (decrease) in net assets resulting from operations	93,509,373	(225,151,698)
Distributions to shareholders
Net investment income and net realized gains	—	(169,551,478)
Total distributions to shareholders	—	(169,551,478)
Increase in net assets from capital stock activity	17,507,781	127,291,724
Total increase (decrease) in net assets	111,017,154	(267,411,452)
Net assets at beginning of year	418,142,149	685,553,601
Net assets at end of year	$529,159,303	$418,142,149

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Shares sold	420,029	5,071,262	709,236	10,684,583
Fund reorganization	5,916,758	70,883,229	—	—
Distributions reinvested	—	—	14,516,393	169,551,478
Shares redeemed	(4,798,423)	(58,446,710)	(3,685,184)	(52,944,337)
Total net increase	1,538,364	17,507,781	11,540,445	127,291,724
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Wanger Acorn  | Annual Report 2023

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per share data
Net asset value, beginning of period	$10.95	$25.74	$24.63	$22.26	$20.70
Income from investment operations:
Net investment income (loss)	(0.04)	(0.06)	(0.19)	(0.12)	(0.02)
Net realized and unrealized gain (loss)	2.42	(8.14)	2.36	4.78	5.93
Total from investment operations	2.38	(8.20)	2.17	4.66	5.91
Less distributions to shareholders from:
Net investment income	—	—	(0.20)	—	(0.07)
Net realized gains	—	(6.59)	(0.86)	(2.29)	(4.28)
Total distributions to shareholders	—	(6.59)	(1.06)	(2.29)	(4.35)
Net asset value, end of period	$13.33	$10.95	$25.74	$24.63	$22.26
Total return	21.74%(a)	(33.46%)	8.90%	24.23%	31.10%(a)
Ratios to average net assets
Total gross expenses(b)	0.99%	1.01%(c)	1.08%	1.10%	1.09%
Total net expenses(b)	0.96%	1.01%(c)	1.08%	1.10%	1.06%
Net investment loss	(0.31)%	(0.40)%	(0.71)%	(0.61)%	(0.08)%
Supplemental data
Portfolio turnover	65%	119%	70%	92%	90%
Net assets, end of period (in thousands)	$529,159	$418,142	$685,554	$708,343	$666,953

Notes to Financial Highlights
(a)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(b)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)
Ratios include Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations. If these had been excluded, expenses would have been higher by 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Acorn  | Annual Report 2023
17

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Wanger Acorn (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures approved by the Board of Trustees. Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process approved by the Board of Trustees, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may use an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
18
Wanger Acorn  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.
Securities lending
The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers, banks or other institutional borrowers of securities that the Fund’s securities lending agent has determined are credit worthy under guidelines established by the Board of Trustees, to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically invests the cash collateral in the Dreyfus Government Cash Management Fund, a third-party institutional government money market fund in accordance with investment guidelines contained in the securities lending agreement and approved by the Board of Trustees. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Fund’s investment manager, Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2023, is included in the Statement of Operations.
The Fund had no outstanding loan balances as of December 31, 2023.
Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, exchange traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
Wanger Acorn  | Annual Report 2023
19

Notes to Financial Statements (continued)
December 31, 2023
Expenses
General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, intends to distribute substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. The Fund meets the exception under Internal Revenue Code Section 4982(f) and the Fund expects not to be subject to federal excise tax.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Investment management fees
CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund’s business affairs.
20
Wanger Acorn  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
CWAM receives a monthly advisory fee based on the Fund’s daily net assets at the following annual rates:
Average daily net assets	Annual fee rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%
For the year ended December 31, 2023, the effective investment advisory fee rate was 0.74% of the Fund’s average daily net assets.
Advisory Affiliates
The Investment Manager and its investment advisory affiliates, including Columbia Management (Affiliates), may coordinate in providing services to their clients. These Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States. The Investment Manager engages employees of Affiliates to provide portfolio management services to the Funds. These employees provide services to the Investment Manager pursuant to personnel-sharing agreements or other inter-company arrangements and the Fund pays no additional fees and expenses as a result of any such arrangements.
Specifically, pursuant to such arrangements, employees of Affiliates, including Columbia Management and Threadneedle International Limited, serve as “associated persons” of the Investment Manager and, in this capacity, serve as Fund portfolio managers and provide portfolio management services to the Fund on behalf of the Investment Manager subject to the oversight and supervision of the Investment Manager and the Fund’s Chief Compliance Officer, consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and SAI, and the Investment Manager’s and the Fund’s compliance policies and procedures.
Administration fees
CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%
For the year ended December 31, 2023, the effective administration fee rate was 0.05% of the Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Wanger Acorn  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
Pursuant to the Transfer, Dividend Disbursing and Shareholder Servicing Agreement between the Fund and Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, the Fund bears a service fee paid to the Transfer Agent to compensate it for amounts paid to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for various sub-transfer agency and other shareholder services each Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due to the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distributor
Columbia Management Investment Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, serves as the Fund’s distributor and principal underwriter.
Other expenses waived/reimbursed by the Investment Manager and its affiliates
Effective April 22, 2023 through April 30, 2025, CWAM has contractually agreed to bear a portion of the Fund’s expenses so that its ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any), do not exceed the annual rate of 0.95% of the Fund’s average daily net assets. This agreement may not be modified or terminated, without approval form the Fund’s Board of Trustees and CWAM. There is no guarantee that this agreement will continue after April 30, 2025. Prior to April 22, 2023, CWAM contractually agreed to bear a portion of the Fund’s expenses so that its ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any), did not exceed the annual rate of 1.09% of the Fund’s average daily net assets.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, capital loss carryforwards, trustees’ deferred compensation, re-characterization of distributions for investments, net operating loss reclassification and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
1,390,944	(32,833,492)	31,442,548
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
22
Wanger Acorn  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2023			Year Ended December 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	—	—	22,725,689	146,825,789	169,551,478
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	—	(115,999,380)	87,663,420
At December 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
441,978,111	115,282,045	(27,618,625)	87,663,420
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(111,975,685)	(4,023,695)	(115,999,380)	2,673,884
Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
The Fund acquired $29,287,828 of capital loss carryforward in connection with Wanger Select (the Acquired Fund) reorganization (Note 8). In addition to the acquired capital loss carryforward, the Fund also acquired unrealized capital losses as a result of the reorganization. The yearly utilization of the acquired capital loss carryforward may be limited by the Internal Revenue Code.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $305,931,160 and $361,402,175, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Wanger Acorn  | Annual Report 2023
23

Notes to Financial Statements (continued)
December 31, 2023
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 8. Fund reorganization
At the close of business on April 21, 2023, the Fund acquired the assets and assumed the identified liabilities of Wanger Select (the Acquired Fund), a series of Wanger Advisors Trust. The reorganization was completed after the Board of Trustees of the Acquired Fund approved a plan of reorganization at a meeting held in December 2022. The purpose of the reorganization was to combine two funds with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $444,473,441 and the combined net assets immediately after the reorganization were $515,356,670.
The reorganization was accomplished by a tax-free exchange of 10,431,451 shares of the Acquired Fund valued at $70,883,229 (including $781,384 of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, the Fund issued 5,916,758 shares.
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
24
Wanger Acorn  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Assuming the reorganization had been completed on January 1, 2023, the Fund’s pro-forma results of operations for the year ended December 31, 2023 would have been approximately:
($)
Net investment loss	(1,257,000)
Net realized gain	1,156,000
Net change in unrealized appreciation/(depreciation)	99,928,000
Net increase in net assets from operations	99,827,000
Note 9. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, one unaffiliated shareholders of record owned 23.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 51.5% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Wanger Acorn  | Annual Report 2023
25

Notes to Financial Statements (continued)
December 31, 2023
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
26
Wanger Acorn  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Wanger Advisors Trust and Shareholders of Wanger Acorn
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wanger Acorn (one of the funds constituting Wanger Advisors Trust, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies in the Wanger Advisors Trust since 2004.
Wanger Acorn  | Annual Report 2023
27

 Board of Trustees and Management of Wanger
Advisors Trust
(Unaudited)
Each trustee may serve a term of unlimited duration. The Trust’s Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the five series of Columbia Acorn Trust and for each of the two series of Wanger Advisors Trust.
The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 71 S Wacker Drive, 25th Floor, Chicago, Illinois 60606. The Fund’s Statement of Additional Information includes additional information about the Trust’s trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:
Columbia Wanger Asset Management, LLC
Shareholder Services Group
71 S Wacker Drive, 25th Floor
Chicago, IL 60606
800.922.6769
Independent trustees
Name and age at December 31, 2023	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Margaret M. Eisen, 70	2002	Trustee, Smith College, 2012-2016; Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	7	Chair, RMB Investors Trust (6 series).
John C. Heaton, 64	2010	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since 2000; Deputy Dean for Faculty, University of Chicago Booth School of Business, 2012-2019.	7	None.
Dianne F. Lob, 69	2021	Retired. Formerly, Senior Vice President and Senior Managing Director, Global Head of Business and Product Development, AllianceBernstein Holding L.P. (asset management), 2014-2020; Chairman, Private Client Investment Policy Group, Alliance Bernstein Holding L.P., 2005-2014.	7	None.
Charles R. Phillips, 67	2015	Retired. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011.	7	None.
David J. Rudis, 70, Chair	2010	Chief Executive Officer, Finger Rock, LLC (strategic consulting business). Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	7	None.
28
Wanger Acorn  | Annual Report 2023

Board of Trustees and Management of Wanger
Advisors Trust (continued)
(Unaudited)
Trustee Emeritus
Name and age at December 31, 2023	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Ralph Wanger, 89 (2)	1970 (3)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003-September 2005.	7	None.
(1)
The Trustees oversee the series of Wanger Advisors Trust and Columbia Acorn Trust.
(2)
As permitted under the Trust’s Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Columbia Acorn Trust and Wanger Advisors Trust. Prior to September 2009, Mr. Wanger served as an “interested” trustee of the Columbia Acorn Trust and Wanger Advisors Trust. Mr. Wanger was considered an “interested person” of the Trusts and of CWAM within the meaning of the 1940 Act because of certain ownership interests.
(3)
Dates prior to April 1992 correspond to the date first elected as a director of The Acorn Fund, Inc., the predecessor to Columbia Acorn Trust.
Fund officers
Name and age at December 31, 2023	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Daniel Beckman, 61	President and Principal Executive Officer	2021
Trustee, President and Principal Executive Officer of the Columbia Funds since
June 2021; Vice President, Columbia Management, since April 2015; formerly,
Vice President – Head of North America Product, Columbia Management, April
2015 – December 2023; Board of Governors, CWAM since January 2022;
Director, Ameriprise Trust Company since October 2016; Director, Columbia
Management Investment Distributors, Inc. since November 2018.

Joseph Beranek, 59	Assistant Treasurer	2022
Vice President - Mutual Fund Accounting and Financial Reporting, Columbia
Management, since December 2018 and March 2017, respectively (previously
Vice President - Pricing and Corporate Actions, May 2010-March 2017);
Treasurer and Chief Accounting Officer of Columbia Funds since 2019.

Michael G. Clarke, 53	Treasurer and Principal Accounting and Financial Officer	2004
Senior Vice President and North America Head of Operations & Investor Services,
Columbia Management, since June 2023 (previously Senior Vice President and
Head of Global Operations & Investor Services, March 2022 - June 2023, Vice
President, Head of North America Operations, and Co-Head of Global Operations,
June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010
- May 2019); Assistant Treasurer, Columbia Acorn Trust and Wanger Advisors
Trust from 2004 to 2021; senior officer of Columbia Funds and affiliated funds since 2002; Director, Ameriprise Trust Company, since June 2023.

John L. Emerson, 49	Vice President	2020	Portfolio manager and/or analyst, CWAM since 2003.
Wanger Acorn  | Annual Report 2023
29

Board of Trustees and Management of Wanger
Advisors Trust (continued)
(Unaudited)
Fund officers (continued)
Name and age at December 31, 2023	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Ryan C. Larrenaga, 52	Assistant Secretary and Chief Legal Officer	2015
Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018
(previously, Vice President and Group Counsel, August 2011-August 2018);
Senior Vice President and Chief Legal Officer since 2017, and Secretary,
Columbia Funds since 2015; officer of Columbia Funds and affiliated funds since
2005.

Erika K. Maschmeyer, 42	Vice President	2020	Director of Research (U.S.), CWAM since April 2021; portfolio manager and/or analyst, CWAM since 2016.
Thomas P. McGuire, 50	Chief Compliance Officer	2015
Senior Vice President and Chief Compliance Officer of the Columbia Funds since
2012; Vice President – Asset Management Compliance, Ameriprise Financial,
Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company,
September 2010-September 2020.

Marybeth Pilat, 54	Assistant Treasurer	2022	Vice President - Product Pricing and Administration, Columbia Management since May 2017.
Julian Quero, 56	Assistant Treasurer	2015	Vice President – Tax, Columbia Management Investment Advisers, LLC since 2009.
Martha A. Skinner, 48	Assistant Treasurer	2016	Vice President of Financial Reporting and Administration, Columbia Management since November 2015.
Linda Roth, 53	Secretary	2006	Business support analyst, CWAM since April 2007; Assistant Secretary, Columbia Acorn Trust and Wanger Advisors Trust, 2011-2020.
30
Wanger Acorn  | Annual Report 2023

[THIS PAGE INTENTIONALLY LEFT BLANK]

Wanger Acorn
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For variable fund and variable contract prospectuses and/or summary prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2024 Columbia Management Investment Advisers, LLC.
ANN7064_12_C01_(02/24)

Annual Report
December 31, 2023
Wanger International
Managed by Columbia Wanger Asset Management, LLC
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that the Fund tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key Fund information the SEC believes is most relevant to investors in assessing their investment in the Fund. Much of the information, including the Fund’s financial statements, that is currently disclosed in the Fund’s shareholder reports will instead be made available on the Fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Wanger Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending June 30, 2024.
The new rule also requires the Fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for the Fund in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their Fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Wanger International (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Wanger Asset Management, LLC (the Investment Manager)
71 S Wacker Drive, Suite 2500
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Wanger International | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.

Portfolio management
Simon Haines, CFA
Co-Portfolio Manager since November 2023
Service with Fund since November 2023
Nitisha Bosamia, CFA
Co-Portfolio Manager since November 2023
Service with Fund since November 2023
Charlotte Friedrichs, CFA
Co-Portfolio Manager since November 2023
Service with Fund since November 2023

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years	Life of Fund
Wanger International	05/03/95	16.95	6.45	3.50	10.02
MSCI ACWI ex USA Small Cap Growth Index (Net)		14.11	7.71	4.95	-
MSCI ACWI ex USA Small Cap Index (Net)		15.66	7.89	4.88	-
Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiathreadneedleus.com/investor/.
Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under, or any taxes that might be associated with, your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
The Fund’s annual operating expense ratio of 1.20% is stated as of the Fund’s prospectus dated May 1, 2023, as supplemented, and differences in expense ratios disclosed elsewhere in this report may result from the reflection of fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.
All results shown assume reinvestment of distributions.
The MSCI ACWI ex USA Small Cap Growth Index (Net) captures small-cap securities exhibiting overall growth style characteristics across 22 of 23 developed market countries (excluding the United States) and 24 emerging market countries.
The MSCI ACWI ex USA Small Cap Index (Net) captures small-cap representation across 22 of 23 developed market countries (excluding the United States) and 24 emerging market countries.
Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Wanger International  | Annual Report 2023

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

This graph compares the results of $10,000 invested in Wanger International on December 31, 2013 through December 31, 2023 to the MSCI ACWI ex USA Small Cap Growth Index (Net) and the MSCI ACWI ex USA Small Cap Index (Net) with dividends and capital gains reinvested. Although the indexes are provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.

Equity sector breakdown (%) (at December 31, 2023)
Communication Services	8.8
Consumer Discretionary	4.4
Consumer Staples	4.2
Energy	1.0
Financials	5.7
Health Care	13.0
Industrials	34.7
Information Technology	17.9
Materials	4.3
Real Estate	6.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Country breakdown (%) (at December 31, 2023)
Australia	5.7
Brazil	1.1
Canada	4.5
China	2.7
Finland	2.0
France	1.2
Country breakdown (%) (at December 31, 2023)
Germany	7.0
India	0.5
Ireland	0.9
Italy	4.4
Japan	15.6
Mexico	4.4
Netherlands	5.0
New Zealand	1.3
Norway	0.7
South Korea	0.9
Sweden	5.5
Switzerland	7.6
Taiwan	6.2
United Kingdom	15.4
United States(a)	5.9
Vietnam	1.5
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Wanger International  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
Wanger International shares returned 16.95% for the 12-month period ended December 31, 2023, outperforming the 14.11% return of the Fund’s primary benchmark, the MSCI ACWI ex USA Small Cap Growth Index (Net), for the same period. The Fund’s secondary benchmark, the MSCI ACWI ex USA Small Cap Index (Net), ended the 12-month period with a return of 15.66%.
Market overview
Global equities generally trended upward over the first half of 2023, despite high volatility as investors remained hyper-focused on inflation data and central bank interest rate moves. European equities rebounded from the crushing fallout from the Ukraine invasion as energy concerns eased in part due to a mild winter. While the March collapse of Silicon Valley Bank in the U.S. raised fears of a financial crisis and triggered an initial sell-off, Europe largely avoided the repercussions. China was a laggard after the harsh crackdowns and regulatory pressures of the past few years, combined with largely ineffectual government stimulus efforts.
Stocks declined in the third quarter, as investors focused on more worrisome economic data, reversing a “not as bad as it seems” rally from the first half of the year. Hawkish commentary around inflation from global central banks drove up bond yields and fueled market expectations of “higher-for-longer” interest rate levels from the U.S. Federal Reserve (Fed). As the quarter progressed, a number of other factors also contributed to elevated volatility, including labor strikes, the risk of a U.S. government shutdown and rising oil prices. Economic data was particularly muted in Europe while China’s economy continued to muddle through a slowdown triggered by softening demand for its exports and a slump in its property sector. Conditions in Japan were something of an outlier with continued accommodative monetary policy and above-trend economic growth.
Market sentiment remained subdued entering the fourth quarter. However, November and December saw strong equity performance as encouraging inflation data and Fed commentary led to a shift in the interest rate outlook. Investors began to anticipate that the Fed would begin to cut rates in early 2024, leading Treasury yields lower. At the same time, the U.S. economy appeared poised to avoid a recession despite the Fed’s past aggressive tightening of policy. Expectations for both lower interest rates and a “soft landing” for the economy propelled equities sharply higher into year-end.
The Fund’s notable contributors during the period
•
Corporación Inmobiliaria Vesta SAB de CV is a real estate owner, developer and asset administrator of industrial buildings and distribution centers in Mexico. Global OEMs (original equipment manufacturers) are increasingly moving to Mexico given its proximity to the U.S., as customers become increasingly concerned about exposure in Asia. Vesta has benefited from this trend and is part of our theme of near-shoring and duplicating supply chains. The company’s edge results from management’s concentrated vision in locating beneficial sites, considering its nearness to the market and knowledge in dealing with a vast array of manufacturing customers. Quarterly performance results have been consistently impressive in our view, with strong demand supporting the rentals and expansion plans of the company.
•
Dechra Pharmaceuticals PLC is a U.K.-based company involved in the development and marketing of veterinary products. The Fund has held a large position in this company because of the attractive secular growth characteristics of the veterinary products market. At the beginning of the year, the stock became very cheap relative to its history due to a slowdown in its markets (which we viewed as temporary). The low valuation resulted in a bid approach being made from the private equity firm EQT at a significant premium. The Fund has subsequently exited its position.
•
Inter Parfums, Inc. is a New York-headquartered company that designs and markets a portfolio of fragrances for mass and luxury brands under license agreements, with its principal regional divisions in France and the U.S. The U.S. division has benefited from a shift in consumer attention toward high-end labels such as DKNY and Donna Karan, with which the company has licensing deals. This is on top of the addition of Lacoste in the French division and the strength of its three main licensed brands: Jimmy Choo, Coach and Montblanc. The stock has rebounded following the post-COVID reopening and return to widespread perfume usage.
The Fund’s notable detractors during the period
•
Australian-headquartered IDP Education Ltd. is the world’s largest international student placement organization. The company’s stock declined after a sudden regulatory change in Canada that allowed students to take competitors’
Wanger International  | Annual Report 2023

Manager Discussion of Fund Performance (continued)
(Unaudited)
English language tests. This development spurred additional competition and cost IDP its monopoly status in Canada’s International English Language Testing System used for student visas. In addition, several countries tightened visa requirements for students, which is a headwind to student placement numbers in the short term.
•
Daiseki Co., Ltd. is a Japanese recycling company that provides recycling and waste disposal services. The company collects liquid waste, processes it to extract oil and then resells the oil. The weakness in oil prices seen over much of the year caused a decline in revenue. In addition, lower capacity utilization by some clients (particularly auto and semiconductor companies) resulted in lowered waste collection volumes and led to more conservative guidance. However, we remain positive about the company given its widening gap with smaller peers in recycling and other environmental, social and governance metric disclosure, to which Japanese companies are increasingly attributing value.
•
Genus PLC is the global market leader in animal genetic improvement. The company supplies proprietary porcine and bovine genetics to food producers to enable them to produce animal protein in a more efficient and sustainable manner. Recently, with Genus establishing a major presence in China, its share price has become strongly correlated to the movements in Chinese pork prices. Pork prices peaked in October 2022 and have been down ever since on a slowing Chinese economy and weaker consumer. While we think that China is an important part of Genus’s operations, the company’s other businesses have been performing well, and it continues to make market share gains across other geographies.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific securities should not be construed as a recommendation or investment advice.

Wanger International  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur three types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include investment advisory fees and other expenses for Wanger International (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger International	1,000.00	1,000.00	1,047.30	1,019.25	5.82	5.74	1.14
Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 365.
Had the Investment Manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced. See Note 3 to the Financial Statements.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
Wanger International  | Annual Report 2023

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 96.2%
Issuer	Shares	Value ($)
Australia 5.7%
CAR Group Ltd.	218,250	4,624,998
IDP Education Ltd.	621,038	8,471,674
Pro Medicus Ltd.	87,134	5,685,838
Total		18,782,510
Brazil 1.1%
TOTVS SA	506,084	3,509,958
Canada 4.5%
Altus Group Ltd.	141,425	4,497,679
ARC Resources Ltd.	93,615	1,389,689
Richelieu Hardware Ltd.	107,817	3,904,048
Wheaton Precious Metals Corp.	66,798	3,295,412
Whitecap Resources, Inc.	282,461	1,890,818
Total		14,977,646
China 2.7%
China Meidong Auto Holdings Ltd.	2,256,000	1,374,020
Proya Cosmetics Co., Ltd., Class A	95,100	1,332,924
Silergy Corp.	372,000	6,037,900
Total		8,744,844
Finland 2.0%
Valmet OYJ	226,505	6,549,967
France 1.2%
Robertet SA	4,378	4,011,467
Germany 7.0%
Amadeus Fire AG	23,674	3,214,073
Eckert & Ziegler Strahlen- und Medizintechnik AG	73,261	3,336,574
Hypoport SE(a)	22,073	4,308,212
Jenoptik AG	112,720	3,535,241
Nemetschek SE	46,155	3,984,778
Washtec AG	133,686	4,722,645
Total		23,101,523
India 0.5%
Cholamandalam Investment and Finance Co., Ltd.	99,399	1,503,453
Ireland 0.9%
Bank of Ireland Group PLC	327,048	2,969,091
Common Stocks (continued)
Issuer	Shares	Value ($)
Italy 4.4%
Amplifon SpA	178,880	6,198,303
Carel Industries SpA	262,126	7,179,423
GVS SpA(a)	164,075	1,013,846
Total		14,391,572
Japan 15.6%
Avant Group Corp.	539,400	5,426,992
Capcom Co., Ltd.	139,800	4,511,447
Daiseki Co., Ltd.	246,280	6,823,800
Fuso Chemical Co., Ltd.	210,400	6,214,278
Gunma Bank Ltd. (The)	300,700	1,468,142
Hoshizaki Corp.	84,900	3,101,427
Insource Co., Ltd.	50,000	312,770
Macnica Holdings, Inc.	62,400	3,278,135
NGK Spark Plug Co., Ltd.	167,600	3,969,420
Simplex Holdings, Inc.	243,200	4,719,045
Solasto Corp.	1,525,200	6,650,610
Suntory Beverage & Food Ltd.	50,000	1,643,995
Yaskawa Electric Corp.	81,000	3,371,372
Total		51,491,433
Mexico 4.4%
Corporación Inmobiliaria Vesta SAB de CV	1,829,730	7,255,993
Grupo Aeroportuario del Centro Norte SAB de CV	353,118	3,734,554
La Comer SAB de CV	1,379,263	3,557,607
Total		14,548,154
Netherlands 5.0%
BE Semiconductor Industries NV	40,068	6,049,306
IMCD NV	60,303	10,502,586
Total		16,551,892
New Zealand 1.3%
Fisher & Paykel Healthcare Corp., Ltd.	289,545	4,318,111
Norway 0.7%
AutoStore Holdings Ltd.(a),(b),(c)	1,196,611	2,351,029
The accompanying Notes to Financial Statements are an integral part of this statement.

Wanger International  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
South Korea 0.9%
Jeisys Medical, Inc.(a)	52,785	428,408
KEPCO Plant Service & Engineering Co., Ltd.(a)	93,280	2,462,162
Total		2,890,570
Sweden 5.5%
AddTech AB, B Shares	207,064	4,555,942
Munters Group AB	520,213	8,482,889
Sweco AB, Class B	378,639	5,081,663
Total		18,120,494
Switzerland 7.6%
Belimo Holding AG, Registered Shares	17,034	9,402,010
Inficon Holding AG	3,432	4,921,220
Kardex Holding AG	13,078	3,393,231
Tecan Group AG, Registered Shares	13,413	5,487,357
VAT Group AG	3,620	1,818,174
Total		25,021,992
Taiwan 6.2%
Parade Technologies Ltd.	188,000	7,328,285
Sinbon Electronics Co., Ltd.	513,000	4,993,050
Universal Vision Biotechnology Co., Ltd.	273,148	2,463,183
Voltronic Power Technology Corp.	102,495	5,700,037
Total		20,484,555
United Kingdom 15.4%
Ashtead Group PLC	38,475	2,674,289
Auto Trader Group PLC	980,233	9,005,057
Diploma PLC	140,915	6,435,832
Genus PLC	244,269	6,756,457
Common Stocks (continued)
Issuer	Shares	Value ($)
Howden Joinery Group PLC	309,997	3,209,327
Intermediate Capital Group PLC	278,494	5,949,594
Rightmove PLC	1,308,742	9,620,547
Safestore Holdings PLC	638,126	7,186,579
Total		50,837,682
United States 2.1%
Inter Parfums, Inc.	46,932	6,758,677
Vietnam 1.5%
Asia Commercial Bank JSC	1,830,426	1,802,306
FPT Corp.	750,451	2,970,104
Total		4,772,410
Total Common Stocks (Cost $253,674,851)		316,689,030

Securities Lending Collateral 0.2%

Dreyfus Government Cash Management Fund, Institutional Shares, 5.250%(d),(e)	791,280	791,280
Total Securities Lending Collateral (Cost $791,280)		791,280

Money Market Funds 3.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(d),(f)	11,819,547	11,817,183
Total Money Market Funds (Cost $11,816,912)		11,817,183
Total Investments in Securities (Cost $266,283,043)		329,297,493
Obligation to Return Collateral for Securities Loaned		(791,280)
Other Assets & Liabilities, Net		728,292
Net Assets		$329,234,505
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2023, the total value of these securities amounted to $2,351,029, which represents 0.71% of total net assets.

(c)	All or a portion of this security was on loan at December 31, 2023. The total market value of securities on loan at December 31, 2023 was $741,304.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(e)	Investment made with cash collateral received from securities lending activity.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Notes to Portfolio of Investments (continued)
(f)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	3,493,914	86,102,114	(77,778,195)	(650)	11,817,183	1,287	521,288	11,819,547
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■
 Level 1 – quoted prices in active markets for identical securities
■
 Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■
 Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Investment Manager’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Board of Trustees has designated the Investment Manager as the Fund’s valuation designee. The Investment Manager, in turn, has authorized its Valuation Committee (the Committee) to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the valuation policies and procedures approved by the Board of Trustees (the Policies).
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the Investment Manager believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Investment Manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	18,782,510	—	18,782,510
Brazil	3,509,958	—	—	3,509,958
Canada	14,977,646	—	—	14,977,646
China	—	8,744,844	—	8,744,844
Finland	—	6,549,967	—	6,549,967
France	—	4,011,467	—	4,011,467
Germany	—	23,101,523	—	23,101,523
India	—	1,503,453	—	1,503,453
Ireland	—	2,969,091	—	2,969,091
Italy	—	14,391,572	—	14,391,572
Japan	—	51,491,433	—	51,491,433
Mexico	14,548,154	—	—	14,548,154
Netherlands	—	16,551,892	—	16,551,892
New Zealand	—	4,318,111	—	4,318,111
Norway	—	2,351,029	—	2,351,029
South Korea	—	2,890,570	—	2,890,570
Sweden	—	18,120,494	—	18,120,494
The accompanying Notes to Financial Statements are an integral part of this statement.

Wanger International  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Switzerland	—	25,021,992	—	25,021,992
Taiwan	—	20,484,555	—	20,484,555
United Kingdom	—	50,837,682	—	50,837,682
United States	6,758,677	—	—	6,758,677
Vietnam	—	4,772,410	—	4,772,410
Total Common Stocks	39,794,435	276,894,595	—	316,689,030
Securities Lending Collateral	791,280	—	—	791,280
Money Market Funds	11,817,183	—	—	11,817,183
Total Investments in Securities	52,402,898	276,894,595	—	329,297,493
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value*
Unaffiliated issuers (cost $254,466,131)	$317,480,310
Affiliated issuers (cost $11,816,912)	11,817,183
Receivable for:
Investments sold	906,615
Capital shares sold	871
Dividends	323,943
Securities lending income	1,736
Foreign tax reclaims	557,128
Expense reimbursement due from Investment Manager	1,296
Prepaid expenses	8,026
Total assets	331,097,108
Liabilities
Due upon return of securities on loan	791,280
Payable for:
Investments purchased	273,166
Capital shares redeemed	398,090
Investment advisory fee	8,887
Service fees	46,560
Administration fees	452
Compensation of chief compliance officer	941
Compensation of board members	1,760
Other expenses	79,666
Deferred compensation of board members	261,801
Total liabilities	1,862,603
Net assets applicable to outstanding capital stock	$329,234,505
Represented by
Paid in capital	272,649,016
Total distributable earnings (loss)	56,585,489
Total - representing net assets applicable to outstanding capital stock	$329,234,505
Shares outstanding	16,155,763
Net asset value per share	20.38
* Includes the value of securities on loan	741,304
The accompanying Notes to Financial Statements are an integral part of this statement.

Wanger International  | Annual Report 2023

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$5,102,257
Dividends — affiliated issuers	521,288
Income from securities lending — net	15,207
Foreign taxes withheld	(422,370)
Total income	5,216,382
Expenses:
Investment advisory fee	3,127,113
Service fees	351,960
Administration fees	158,493
Custodian fees	66,772
Printing and postage fees	54,767
Accounting services fees	46,094
Legal fees	105,792
Compensation of chief compliance officer	1,992
Compensation of board members	45,709
Deferred compensation of board members	39,267
Other	33,926
Total expenses	4,031,885
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(287,809)
Total net expenses	3,744,076
Net investment income	1,472,306
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	6,937,142
Investments — affiliated issuers	1,287
Foreign currency translations	(73,252)
Futures contracts	(563,896)
Net realized gain	6,301,281
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	42,488,771
Investments — affiliated issuers	(650)
Foreign currency translations	28,919
Futures contracts	21,923
Net change in unrealized appreciation (depreciation)	42,538,963
Net realized and unrealized gain	48,840,244
Net increase in net assets resulting from operations	$50,312,550
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$1,472,306	$2,454,448
Net realized gain (loss)	6,301,281	(11,818,365)
Net change in unrealized appreciation (depreciation)	42,538,963	(155,846,052)
Net increase (decrease) in net assets resulting from operations	50,312,550	(165,209,969)
Distributions to shareholders
Net investment income and net realized gains	(999,928)	(65,112,945)
Total distributions to shareholders	(999,928)	(65,112,945)
Increase (decrease) in net assets from capital stock activity	(29,287,360)	46,788,818
Total increase (decrease) in net assets	20,025,262	(183,534,096)
Net assets at beginning of year	309,209,243	492,743,339
Net assets at end of year	$329,234,505	$309,209,243

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Shares sold	351,905	6,530,287	772,674	15,474,342
Distributions reinvested	50,655	999,928	3,465,298	65,112,945
Shares redeemed	(1,940,736)	(36,817,575)	(1,649,271)	(33,798,469)
Total net increase (decrease)	(1,538,176)	(29,287,360)	2,588,701	46,788,818
The accompanying Notes to Financial Statements are an integral part of this statement.

Wanger International  | Annual Report 2023

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per share data
Net asset value, beginning of period	$17.48	$32.62	$28.03	$26.00	$22.20
Income from investment operations:
Net investment income	0.09	0.15 (a)	0.02	0.07	0.24
Net realized and unrealized gain (loss)	2.87	(10.88)	5.21	3.31	6.08
Total from investment operations	2.96	(10.73)	5.23	3.38	6.32
Less distributions to shareholders from:
Net investment income	(0.06)	(0.22)	(0.17)	(0.48)	(0.20)
Net realized gains	—	(4.19)	(0.47)	(0.87)	(2.32)
Total distributions to shareholders	(0.06)	(4.41)	(0.64)	(1.35)	(2.52)
Net asset value, end of period	$20.38	$17.48	$32.62	$28.03	$26.00
Total return	16.95%(b)	(33.84%)	18.81%	14.36%	29.99%(b)
Ratios to average net assets
Total gross expenses(c)	1.27%	1.22%(d)	1.20%	1.25%	1.23%
Total net expenses(c)	1.18%	1.22%(d)	1.20%	1.25%	1.20%
Net investment income	0.46%	0.71%	0.06%	0.34%	1.01%
Supplemental data
Portfolio turnover	40%	31%	36%	60%	42%
Net assets, end of period (in thousands)	$329,235	$309,209	$492,743	$467,811	$475,562

Notes to Financial Highlights
(a)	Net investment income per share includes European Union tax reclaims. The effect of these reclaims amounted to $0.02 per share.
(b)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(c)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)
Ratios include Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations. If these had been excluded, expenses would have been higher by 0.02%.

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International  | Annual Report 2023

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Wanger International (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures approved by the Board of Trustees. Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process approved by the Board of Trustees, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may use an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Wanger International  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.
Foreign currency transactions and translations
Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Wanger International  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
At December 31, 2023, the Fund had no outstanding derivatives.

Wanger International  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(563,896)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	21,923
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	6,746,774
Securities lending
The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers, banks or other institutional borrowers of securities that the Fund’s securities lending agent has determined are credit worthy under guidelines established by the Board of Trustees, to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically invests the cash collateral in the Dreyfus Government Cash Management Fund, a third-party institutional government money market fund in accordance with investment guidelines contained in the securities lending agreement and approved by the Board of Trustees. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Fund’s investment manager, Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2023, is included in the Statement of Operations.
The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of December 31, 2023:
	Overnight and continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Wanger International
Securities lending transactions
Equity securities	$741,304	$—	$—	$—	$741,304
Gross amount of recognized liabilities for securities lending (collateral received)					791,280
Amounts due to counterparty in the event of default					$49,976
Wanger International  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2023:
Goldman Sachs ($)
Liabilities
Collateral on Securities Loaned	791,280
Total Liabilities	791,280
Total Financial and Derivative Net Assets	(791,280)
Financial Instruments	741,304
Net Amount (a)	(49,976)

(a)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, exchange traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, intends to distribute substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. The Fund meets the exception under Internal Revenue Code Section 4982(f) and the Fund expects not to be subject to federal excise tax.

Wanger International  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Investment management fees
CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund’s business affairs.
CWAM receives a monthly advisory fee based on the Fund’s daily net assets at the following annual rates:
Average daily net assets	Annual fee rate
Up to $100 million	1.10%
$100 million to $250 million	0.95%
$250 million to $500 million	0.90%
$500 million to $1 billion	0.80%
$1 billion and over	0.72%
For the year ended December 31, 2023, the effective investment advisory fee rate was 0.99% of the Fund’s average daily net assets.
Wanger International  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Advisory Affiliates
The Investment Manager and its investment advisory affiliates, including Columbia Management (Affiliates), may coordinate in providing services to their clients. These Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States. The Investment Manager engages employees of Affiliates to provide portfolio management services to the Funds. These employees provide services to the Investment Manager pursuant to personnel-sharing agreements or other inter-company arrangements and the Fund pays no additional fees and expenses as a result of any such arrangements.
Specifically, pursuant to such arrangements, employees of Affiliates, including Columbia Management and Threadneedle International Limited, serve as “associated persons” of the Investment Manager and, in this capacity, serve as Fund portfolio managers and provide portfolio management services to the Fund on behalf of the Investment Manager subject to the oversight and supervision of the Investment Manager and the Fund’s Chief Compliance Officer, consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and SAI, and the Investment Manager’s and the Fund’s compliance policies and procedures.
Administration fees
CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%
For the year ended December 31, 2023, the effective administration fee rate was 0.05% of the Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
Pursuant to the Transfer, Dividend Disbursing and Shareholder Servicing Agreement between the Fund and Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, the Fund bears a service fee paid to the Transfer Agent to compensate it for amounts paid

Wanger International  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for various sub-transfer agency and other shareholder services each Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due to the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distributor
Columbia Management Investment Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, serves as the Fund’s distributor and principal underwriter.
Other expenses waived/reimbursed by the Investment Manager and its affiliates
Effective July 1, 2023 through April 30, 2024, CWAM has contractually agreed to bear a portion of the Fund’s expenses so that its ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any), will not exceed the annual rate of 1.14% of the Fund’s average daily net assets. This agreement may not be modified or terminated, without approval from the Fund’s Board of Trustees and CWAM. There is no guarantee that this agreement will continue after April 30, 2024. Effective May 1, 2023 through June 30, 2023, CWAM contractually agreed to bear a portion of the Fund’s expenses so that its ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any), did not exceed the annual rate of 1.20% of the Fund’s average daily net assets. Prior to May 1, 2023, CWAM contractually agreed to bear a portion of the Fund’s expenses so that its ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any), did not exceed the annual rate of 1.23% of the Fund’s average daily net assets.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, passive foreign investment company (pfic) holdings, capital loss carryforwards, trustees’ deferred compensation, foreign capital gains tax and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
247,104	(242,360)	(4,744)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2023			Year Ended December 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
999,928	—	999,928	16,477,694	48,635,251	65,112,945
Wanger International  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
2,826,380	—	(5,280,869)	59,290,888
At December 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
270,006,605	83,825,335	(24,534,447)	59,290,888
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(5,280,869)	—	(5,280,869)	6,354,541
Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $122,520,900 and $160,967,323, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.

Wanger International  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 8. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Wanger International  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, significant private or public debt problems in a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. Uncertainty caused by the departure of the United Kingdom (UK) from the EU, which occurred in January 2020, could have negative impacts on the UK and EU, as well as other European economies and the broader global economy. These could include negative impacts on currencies and financial markets as well as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which could adversely affect the value of your investment in the Fund.
Industrials sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the industrials sector. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events, economic conditions and risks for environmental damage and product liability claims.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 57.5% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Wanger International  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Wanger International  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Wanger Advisors Trust and Shareholders of Wanger International
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wanger International (one of the funds constituting Wanger Advisors Trust, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies in the Wanger Advisors Trust since 2004.

Wanger International  | Annual Report 2023

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2023.
Dividends received deduction	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
3.19%	$289,781	$0.02	$4,827,856	$0.30
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
 Board of Trustees and Management of Wanger
Advisors Trust
(Unaudited)
Each trustee may serve a term of unlimited duration. The Trust’s Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the five series of Columbia Acorn Trust and for each of the two series of Wanger Advisors Trust.
The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 71 S Wacker Drive, 25th Floor, Chicago, Illinois 60606. The Fund’s Statement of Additional Information includes additional information about the Trust’s trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:
Columbia Wanger Asset Management, LLC
Shareholder Services Group
71 S Wacker Drive, 25th Floor
Chicago, IL 60606
800.922.6769
Name and age at December 31, 2023	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Margaret M. Eisen, 70	2002	Trustee, Smith College, 2012-2016; Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	7	Chair, RMB Investors Trust (6 series).
Wanger International  | Annual Report 2023

Board of Trustees and Management of Wanger
Advisors Trust (continued)
(Unaudited)
Name and age at December 31, 2023	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
John C. Heaton, 64	2010	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since 2000; Deputy Dean for Faculty, University of Chicago Booth School of Business, 2012-2019.	7	None.
Dianne F. Lob, 69	2021	Retired. Formerly, Senior Vice President and Senior Managing Director, Global Head of Business and Product Development, AllianceBernstein Holding L.P. (asset management), 2014-2020; Chairman, Private Client Investment Policy Group, Alliance Bernstein Holding L.P., 2005-2014.	7	None.
Charles R. Phillips, 67	2015	Retired. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011.	7	None.
David J. Rudis, 70, Chair	2010	Chief Executive Officer, Finger Rock, LLC (strategic consulting business). Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	7	None.
Trustee Emeritus
Name and age at December 31, 2023	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Ralph Wanger, 89 (2)	1970 (3)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003-September 2005.	7	None.
(1)
The Trustees oversee the series of Wanger Advisors Trust and Columbia Acorn Trust.
(2)
As permitted under the Trust’s Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Columbia Acorn Trust and Wanger Advisors Trust. Prior to September 2009, Mr. Wanger served as an “interested” trustee of the Columbia Acorn Trust and Wanger Advisors Trust. Mr. Wanger was considered an “interested person” of the Trusts and of CWAM within the meaning of the 1940 Act because of certain ownership interests.
(3)
Dates prior to April 1992 correspond to the date first elected as a director of The Acorn Fund, Inc., the predecessor to Columbia Acorn Trust.

Wanger International  | Annual Report 2023

Board of Trustees and Management of Wanger
Advisors Trust (continued)
(Unaudited)
Fund officers
Name and age at December 31, 2023	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Daniel Beckman, 61	President and Principal Executive Officer	2021
Trustee, President and Principal Executive Officer of the Columbia Funds since
June 2021; Vice President, Columbia Management, since April 2015; formerly,
Vice President – Head of North America Product, Columbia Management, April
2015 – December 2023; Board of Governors, CWAM since January 2022;
Director, Ameriprise Trust Company since October 2016; Director, Columbia
Management Investment Distributors, Inc. since November 2018.

Joseph Beranek, 59	Assistant Treasurer	2022
Vice President - Mutual Fund Accounting and Financial Reporting, Columbia
Management, since December 2018 and March 2017, respectively (previously
Vice President - Pricing and Corporate Actions, May 2010-March 2017);
Treasurer and Chief Accounting Officer of Columbia Funds since 2019.

Michael G. Clarke, 53	Treasurer and Principal Accounting and Financial Officer	2004
Senior Vice President and North America Head of Operations & Investor Services,
Columbia Management, since June 2023 (previously Senior Vice President and
Head of Global Operations & Investor Services, March 2022 - June 2023, Vice
President, Head of North America Operations, and Co-Head of Global Operations,
June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010
- May 2019); Assistant Treasurer, Columbia Acorn Trust and Wanger Advisors
Trust from 2004 to 2021; senior officer of Columbia Funds and affiliated funds since 2002; Director, Ameriprise Trust Company, since June 2023.

John L. Emerson, 49	Vice President	2020	Portfolio manager and/or analyst, CWAM since 2003.
Ryan C. Larrenaga, 52	Assistant Secretary and Chief Legal Officer	2015
Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018
(previously, Vice President and Group Counsel, August 2011-August 2018);
Senior Vice President and Chief Legal Officer since 2017, and Secretary,
Columbia Funds since 2015; officer of Columbia Funds and affiliated funds since
2005.

Erika K. Maschmeyer, 42	Vice President	2020	Director of Research (U.S.), CWAM since April 2021; portfolio manager and/or analyst, CWAM since 2016.
Thomas P. McGuire, 50	Chief Compliance Officer	2015
Senior Vice President and Chief Compliance Officer of the Columbia Funds since
2012; Vice President – Asset Management Compliance, Ameriprise Financial,
Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company,
September 2010-September 2020.

Marybeth Pilat, 54	Assistant Treasurer	2022	Vice President - Product Pricing and Administration, Columbia Management since May 2017.
Julian Quero, 56	Assistant Treasurer	2015	Vice President – Tax, Columbia Management Investment Advisers, LLC since 2009.
Martha A. Skinner, 48	Assistant Treasurer	2016	Vice President of Financial Reporting and Administration, Columbia Management since November 2015.
Linda Roth, 53	Secretary	2006	Business support analyst, CWAM since April 2007; Assistant Secretary, Columbia Acorn Trust and Wanger Advisors Trust, 2011-2020.
Wanger International  | Annual Report 2023

Wanger International
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For variable fund and variable contract prospectuses and/or summary prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2024 Columbia Management Investment Advisers, LLC.
ANN7062_12_C01_(02/24)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there were not any amendments to a provision of the Code that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR. During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.  A copy of the Code is attached hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Dianne Lob, a member of the registrant’s Board of Trustees and Audit Committee, qualifies as an audit committee financial expert.  Ms. Lob is an independent trustee, as defined in paragraph (a)(2) of this item’s instructions

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the series of the relevant registrant whose reports to shareholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2023 and December 31, 2022 are approximately as follows:

2023	2022
$60,200	$88,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2023 and December 31, 2022 are approximately as follows:

2023	2022
$0	$0

Audit-Related Fees, if any, include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2023 and 2022, Audit-Related Fees consist of agreed-upon procedures performed for other audit-related additional testing.

During the fiscal years ended December 31, 2023 and December 31, 2022, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2023 and December 31, 2022 are approximately as follows:

2023	2022
$41,200	$50,400

Tax Fees incurred in both fiscal years 2023 and 2022 relate to the review of annual tax returns, the review of required shareholder distribution calculations and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2023 and December 31, 2022, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2023 and December 31, 2022 are as follows:

2023	2022
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2023 and December 31, 2022 are approximately as follows:

2023	2022
$566,000	$535,000

In both fiscal years 2023 and 2022, All Other Fees primarily consist of professional services rendered for internal control reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant’s Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant’s independent auditor to the registrant and individual funds (collectively “Fund Services”) and (ii) all non-audit services provided by the registrant’s independent auditor to the funds’ adviser or a control affiliate of the adviser, that relate directly to the funds’ operations and financial reporting (collectively “Fund-related Adviser Services”).  A “control affiliate” is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term “adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee’s regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2023 and December 31, 2022 are approximately as follows:

2023	2022
$607,200	$585,400

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Wanger Advisors Trust

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	February 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	February 22, 2024

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Principal Accounting
and Financial Officer

Date	February 22, 2024